UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 18, 2007
Aeropostale, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31314 (Commission File Number)	31-1443880 (IRS Employer Identification No.)
112 West 34th Street, 22nd Floor, New York, New York 10120
(Address of principal executive offices, including Zip Code)
(646) 485-5410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02		Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

	(d)	Election of New Director

Effective October 18, 2007, Evelyn Dilsaver has been elected as a new independent member of the Registrant’s Board of Directors. The Board has not yet determined Ms. Dilsaver’s assignment to any of the Board’s committees. Ms. Dilsaver and the Registrant will file a report on Form 3 regarding Ms. Dilsaver’s initial stock option and restricted stock grants as a non-employee director of the Board as soon as administratively possible through the EDGAR system.

ITEM 9.01		Financial Statements and Exhibits.

	c)	Exhibits

99.1 Press release, dated October 22, 2007, announcing the addition of Evelyn Dilsaver to its Board of Directors.

SIGNATURES
     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aeropostale, Inc.

/s/ Michael J. Cunningham
Michael J. Cunningham
Executive Vice President - Chief Financial Officer

Dated: October 22, 2007